UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 19, 2008

CHYRON CORPORATION

(Exact Name of Registrant as Specified in its Charter)
New York	001-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
              Transfer of Listing

(d) On August 19, 2008, Chyron Corporation (the "Company") issued a press release announcing that it has received approval for the listing of its common stock on the NASDAQ Global Market ("NASDAQ") and that it anticipates that its common stock will commence trading on NASDAQ on September 3, 2008 under the symbol "CHYR." The Company further anticipates that its common stock will cease trading on the American Stock Exchange ("AMEX") after the close of business on September 2, 2008. The Company notified AMEX on August 19, 2008 of its intention to voluntarily withdraw its common stock from listing on AMEX. The Company's transfer of listing of its common stock to NASDAQ from AMEX was authorized by the Company's Board of Directors. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release of Chyron Corporation dated August 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION
By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description

99.1	Press Release of Chyron Corporation dated August 19, 2008.

Date: August 20, 2008